UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2008

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

       On November 6, 2008, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters (the “Underwriters”) pursuant to which the Company agreed to issue and sell 407,500,000 shares (the “Initial Shares”) of the Company’s common stock, par value $1-2/3 per share (the “Common Stock”), at a public offering price of $27.00 per share in an underwritten public offering (the “Offering”). In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters an option (the “Option”) to purchase up to an additional 61,000,000 shares of Common Stock (together with the Initial Shares, the “Shares”). The Underwriters exercised the Option on November 7, 2008. The net proceeds of the Offering, after underwriting discounts and commissions and after giving effect to the Option, will be $12,333,262,500.

       Pursuant to the Underwriting Agreement, the Company agreed, and its directors and executive officers entered into agreements in substantially the form included in the Underwriting Agreement, to a 60-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

         A copy of the press release relating to the Offering is included as Exhibit 99.1 hereto.

       The terms of the Offering are described in the Company’s Prospectus dated October 30, 2008 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated November 6, 2008. The Underwriting Agreement is included as Exhibit 1.1 hereto.

       The Shares were issued pursuant to the Company’s Registration Statement on Form S-3, Registration No. 333-154876, on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, between Wells Fargo & Company, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated,
UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters
5.1	Opinion of Jeannine E. Zahn
99.1	Press Release dated November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2008	WELLS FARGO & COMPANY
By: /s/ Richard D. Levy
Richard D. Levy
Executive Vice President, Controller

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, between Wells Fargo & Company, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated,
UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters
5.1	Opinion of Jeannine E. Zahn
99.1	Press Release dated November 6, 2008